Exhibit 6(b)(1)

                            STOCK SUBSCRIPTION OFFER
                               SOUND DESIGNS, INC.

TO: BOARD OF DIRECTORS:

         1. SUBSCRIPTION: Barry Wosk (the "Undersigned"), whose address is 6436 Laburnum Street, VANCOUVER, BC V6M 3S9, HEREBY OFFERS TO SUBSCRIBE FOR FIVE HUNDRED THOUSAND (500,000) Shares of Common Stock ( the "Stock") of Sound Designs, Inc., a Nevada corporation ("the Company") whose address is 6436 Laburnum Street, Vancouver, BC, Canada V6M 3S9. The par value of the Common Stock is $.001. The UNDERSIGNED AGREES TO PAY $.0025 PER SHARE FOR SUCH SHARES FOR AN AGGREGATE PURCHASE PRICE OF ONE THOUSAND TWO HUNDRED FIFTY Dollars (U.S.$1,250.00), payable at the time of subscription.

         2. REPRESENTATION AND WARRANTIES OF THE UNDERSIGNED: The undersigned hereby represents and warrants that:

         A. The Undersigned is financially responsible, able to meet his/her/its obligations hereunder, and acknowledges this investment may be long term and is by its nature speculative; further, the Undersigned acknowledges he/she/its if financially capable of bearing the risk of this investment.

         B. The Undersigned has had substantial experience in business or investments in one or more of the following:

                  (I) Knowledge of and investment experience with securities, such as stocks and bonds.

                  (ii) Ownership of interests in new ventures and/or start-up companies.

                  (iii) Experiences in business and financial dealings and parlance, and the Undersigned can protect his/her/its own interest in an investment of this nature and does not have a "Purchaser Representative", as defined in Regulation D of the Securities Act of 1933, as amended, (the "Securities Act") and does not need such a Representative.

         C. The Undersigned is capable of bearing the high degree of economic risks and burdens of this investment, including, but not limited to, the possibility of complete loss of all hi/her/its investment capital and the lack of a liquid public market, such that he/she/it may not be able to readily liquidate the investment whenever desired or at the then current asking price of the Stock.

         D. The Undersigned has had access to the information set forth in Paragraph 4 hereof and was able to request copies of such information, ask questions of and receive answers from the Company regarding such information and any other information he/she/it desired concerning the terms and conditions of this transaction and such questions have been answered to his/her/its full satisfaction. The Undersigned understands that the Stock has not been registered under the Securities Act and the applicable state securities laws in reliance on the exemption provided by Section 4 (2) of the Securities

STOCK SUBSCRIPTION OFFER

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         Act and  Regulation D relating to  transactions  not involving a public
         offering.   The  Undersigned  further  understands  that  he/she/it  is purchasing the Stock without being furnished any offering literature, prospectus or private offering memorandum, other than that supplied under or identified in this Offer.

         E. At no time was the Undersigned presented with or solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising otherwise than in connection and concurrently with this Offer.

         F. The Stock which the Undersigned hereby subscribes is being acquired solely for his/her/its own account, for investment and is not being purchased with a view to or for the resale or distribution thereof and the Undersigned has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale or distribution.

         G. The Undersigned is aware of the following:

                  (i)      The Company's financial and operating history.

                  (ii) The existence of substantial restrictions on the transferability of Stock.

                  (iii) The Stock will not be, and the Undersigned will have no rights to require that the Company register the Stock under the Securities Act or any state securities laws.

                  (iv) The Undersigned may not be able to avail himself/herself/itself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act or any applicable state securities acts with respect to the release of the Stock, and accordingly it may not be possible for the Undersigned to liquidate part or all of hi/her/its investment in the Company or liquidate at the then current asking price of the Stock, if any.

         H. It has at not time been represented, guaranteed, or warranted to the Undersigned by an officer or director of the Company, or agents or employees thereof, or any other person expressly or impliedly, any of the following:

                  (i) An exact or approximate length of time that the Undersigned will or will not remain as owner of the Stock.

                  (ii) A percentage of profit and/or amount or type of consideration, profit, loss, credits or deductions to be realized, if any, as a result of the Undersigned's ownership of the Stock.

                  (iii) Past performance on the part of any director or officer of the Company, or the agents or employees thereof, that will in any way indicate the predictable results according from the ownership of the Stock.

STOCK SUBSCRIPTION OFFER

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         (I) The Company in under no duty to  register  the Stock or comply with any exemption from registration under the Securities Act or any state securities law, including supplying to the appropriate agency or to the Undersigned any information required in connection with transfers under appropriate rules and regulations.

         The foregoing representations and warranties shall be true and accurate as of the date hereof and as of the date of any acceptance of this Offer by the Company and shall survive the date of such acceptance by the Company.

         3.  INDEMNIFICATION:   The  Undersigned   acknowledges  that  he/she/it
understands the meaning and legal consequence of the representations and warranties contained in Paragraph 2 hereof and the Undersigned hereby agrees to indemnify and hold harmless all loss, damage or liability due to or arising out of (I) a breach of any such representation or warranty, or (ii) a breach of any warranty of the Undersigned contained in this Offer.

         4. ACCESS TO FURNISHING INFORMATION: The Company has provided the Undersigned access to and furnished to the Undersigned, if requested, all corporate records, including Articles of Incorporation, ByLaws, Minute and Stock Books, and agreements with Officers, Directors, Stockholders and Employees, and information related to the business of the Company dated on or before this
Offer. The Undersigned hereby acknowledges that he/she/it has had aan opportunity to review and understand the forgoing and has, if he/she/it deemed necessary, consulted with a legal and/or tax advisor.

         5. TRANSFERABILITY: The Undersigned agrees no to transfer or assign the Offer, or any of the Undersigned's interest therein, and further agrees that the assignment and transferability of the Stock acquired pursuant hereto shall be made only in accordance with this offer. The Company shall issue stop transfer instructions to its transfer agent for its common stock with respect to the Stock and shall place the following legend on the certificates representing the
Stock:

         "The shares represented by this certificate have been acquired pursuant to a transaction effected in reliance upon Section 4(2) of the Securities Act of 1933, as amended, (the "Act") and have not been the subject of a Registration Statement under the Act or any state securities act. These securities may not be sold or otherwise transferred in the absence of such registration or applicable exemption therefrom under the Act or any applicable state securities act.

         6. REVOCATION: The undersigned agrees that he/she/it shall not cancel, terminate or revoke this Agreement or any provisions hereof or any agreement of the Undersigned made hereunder.

         7. NOTICES: All notices or other communications given or made hereunder shall be in writing and shall be delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, to the Undersigned or to the Company at their respective addresses set forth below.

         8. GOVERNING LAW: This Agreement and other transactions contemplated hereunder shall be construed in accordance with and governed by the laws of the State of Nevada.

STOCK SUBSCRIPTION OFFER

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         9. ENTIRE AGREEMENT:  This Offer constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Offer as of the date and year set forth below.

      DATED   THIS  22ND  DAY  OF SEPTEMBER, 1998.

                                                 /S/ BARRY WOSK
                                                -------------------------

                                                Signature

                                                 /S/ BARRY WOSK
                                                 -----------------
                                                    6436 LABURNUM STREET
                                                     Address

                                                     VANCOUVER     BC    V6M 3S9
                                                     City        State  Zip Code

                                                     604-266-3943
                                                     Telephone


STOCK SUBSCRIPTION OFFER

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